UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019

MARVELL TECHNOLOGY GROUP LTD.

(Exact name of registrant as specified in its charter)

Bermuda	000-30877	77-0481679
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Canon’s Court

22 Victoria Street

Hamilton HM 12

Bermuda

(Address of principal executive offices)

(441) 296-6395

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares	MRVL	The Nasdaq Stock Market, LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Company’s Annual General Meeting of Shareholders held on June 28, 2019, shareholders voted on the matters set forth below. Each issued common share was entitled to one vote on each of the proposals voted on at the meeting.

1.	The nominees for election to the Board were elected, each for a one-year term until the 2020 annual general meeting of shareholders, based upon the following votes:

	For	Against	Abstain	Broker Non- Votes
William Tudor Brown	570,531,874	1,845,162	652,711	48,650,723
Brad Buss	570,661,865	1,716,498	651,384	48,650,723
Edward Frank	570,596,049	1,696,067	737,692	48,650,723
Richard S. Hill	441,849,736	129,256,489	1,923,522	48,650,723
Oleg Khaykin	388,289,857	184,089,513	650,377	48,650,723
Bethany Mayer	570,595,531	1,789,996	644,221	48,650,723
Donna Morris	566,466,492	5,918,516	644,739	48,650,723
Matthew J. Murphy	570,576,573	1,813,721	639,453	48,650,723
Michael Strachan	570,511,108	1,869,851	648,788	48,650,723
Robert E. Switz	570,061,489	2,315,721	652,537	48,650,723

With respect to the election of each director, an “abstain” vote had the same effect as an “against” vote.

2.	The proposal to approve, on an advisory and non-binding basis, the compensation of the Company’s named executive officers, was approved based upon the following votes:

For	Against	Abstain	Broker Non-Votes
547,560,057	24,643,051	826,640	48,650,723

3.

The proposal to appoint Deloitte & Touche LLP as the Company’s auditors and independent registered public accounting firm, and authorization of the audit committee, acting on behalf of the Company’s board of directors, to fix the remuneration of the auditors and independent registered public accounting firm, in both cases for the fiscal year ending February 1, 2020, was approved based upon the following votes:

For	Against	Abstain
619,549,669	1,407,374	723,427

Item 8.01	Other Events.

On July 1, 2019, the Company announced that its Board of Directors had declared the payment of its quarterly dividend of $0.06 per share to be paid on July 31, 2019 to all shareholders of record as of July 12, 2019. A copy of the press release is furnished herewith as Exhibit 99.1 and is incorporated by reference herein. The payment of future quarterly cash dividends is subject to, among other things, the best interests of the Company and its shareholders, its results of operations, cash balances and future cash requirements, financial condition, statutory requirements of Bermuda law, and other factors that the Board of Directors may deem relevant.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release dated July 1, 2019, titled “Marvell Technology Group Ltd. Declares Quarterly Dividend Payment”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 1, 2019

MARVELL TECHNOLOGY GROUP LTD.

By:	/s/ Mitch Gaynor
Mitchell Gaynor
Chief Administration and Legal Officer